SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K


                 Current Report Pursuant To Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  July 26, 1999


                       MELLON RESIDENTIAL FUNDING CORPORATION
          (as depositor under the Pooling and Servicing Agreement, dated as of April 29 , 1999, which forms Mellon Bank Residential Funding Home Equity Installment Loan Trust 1999-1 Mortgage Pass-Through Certificates, Series MHELT 1999-1.


                       MELLON RESIDENTIAL FUNDING CORPORATION
                      HOME EQUITY INSTALLMENT LOAN TRUST 1999-1
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES MHELT 1999-1
              (Exact name of Registrant as specified in its Charter)


                                        DELAWARE
                   (State or Other Jurisdiction of Incorporation)


                333-24453-06                             23-2889067
                (Commission File Number)                 (I.R.S. Employer
                                                         Identification No.)


                 ONE MELLON BANK CENTER, ROOM 410
                 PITTSBURGH, PENNSYLVANIA                  15258
                 (Address of principal executive offices)  (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (412) 236-6559


          ITEM 5.     Other Events

               Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


          ITEM 7.     Financial Statement and Exhibits

          Exhibits:   (as noted in Item 5 above)


          Monthly Remittance Statement to the Certificateholders dated as of July 26, 1999.


                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling and Servicing Agreement, dated as of April 29, 1999.


          Date:  August 3, 1999             By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX



          Document


          Monthly Remittance Statement to the Certificateholders dated as of July 26, 1999.





                              Mellon Bank   MHELT 1999-1
                              Mortgage Pass-Through Certificates


                              July 26, 1999 Distribution


                                 Contents



                                                            TABLE OF CONTENTS


>                                                                  Page

                                                                       1.  Cont
>ents                                                                1
                                                                       2.  Cert
>ificate Payment Report                                              2
                                                                       3.  Coll
>ection Account Report                                               4
                                                                       4.  Cred
>it Enhancement Report                                               7
                                                                       5.  Deli
>nquency Report                                                      8
                                                                       6.  Trig
>gers, Adj. Rate Cert. and Miscellaneous Report                      9
                                                                       7.  Othe
>r Related Information                                              10


                                                                           Tota
>l Number of Pages
> 10




                                                            CONTACTS

                                                                            Adm
>inistrator:   Barbara Campbell
                                                                            Dir
>ect Phone Number:   (949)224-8076
                                                                            Add
>ress:   Bankers Trust Company of California, N.A.

>              3 Park Plaza 16th Floor, Irvine, CA 92614

                                                                            Web
> Site:   http://online.bankerstrust.com/invr/
                                                                            Fac
>tor Information:   (800) 735-7777
                                                                            Mai
>n Phone Number:   (949) 253-7575


               ISSUANCE INFORMATION

                              Seller:                       Mellon Bank, N.A.
>                                                         Cut-Off Date:
>     March 31, 1999
                              Certificate Insurer:
>                                                         Closing Date:
>      April 29, 1999
                              Servicer(s):                  Mellon Bank, N.A.
>    Master Servicer                                      First Payment Date:
>  May 25, 1999



                              Underwriter(s):               J. P. Morgan      L
>ead Underwriter                                          Distribution Date:
>    July 26, 1999
                                                            Mellon Financial Ma
>rkets, Inc.      Underwriter                             Record Date:
>      June 30, 1999


>                          Page 1 of 10
>          (c) COPYRIGHT 1999 Bankers Trust Company


                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP TOTAL
                                                                       3

                                                                issue_idperiod
>        t_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_
3 t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                MB99H1  199907
>        0       0  796061  122963       0       0       0      14       4
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                MB99H1  199906
>        0       0  664616   27010       0       0       0      14       1
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                MB99H1  199905
>        0       0  489442   80631       0       0       0       8       3
> 0       0       0       0       0       0       0       0       0       0
>  0

HISTORICAL DATA
> - STATEMENT 1 GROUP 1
                                                                       0

                                                                issue_idperiod
sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ 3 t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3


                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 2
                                                                       0

                                                                issue_idperiod
sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ 3 t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3


HISTORICAL DATA
> - STATEMENT 1 GROUP 3
                                                                       0

                                                                issue_idperiod
sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ 3 t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3

HISTORICAL DATA
> - STATEMENT 1 GROUP 4
                                                                       0

                                                                issue_idperiod
sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ 3 t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3


>
>                                         0                               0


t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ 3 t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0  919024      18       0       0       0       0       0      01.31E
>+08
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0  691626      15       0       0       0       0       0      01.32E
>+08
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0  570073      11       0       0       0       0       0      01.34E
>+08

t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ 3 t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba

t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ 3 t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba


t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ 3 t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba


t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ 3 t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba


                                                                       0
>0       0                                                               0
>                                                 0       0     0.00710384
                        891679.6 4094841       0       0       0       0
>0       0                                                               0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
1.29E+08    2329    2296306972.8 1310273       0       0       0       0
>0       0 1056.1654578.04       0107723951011745810117458       0       0
> 0       0       0       0       0       0       0       0    0.007103839
1.31E+08    2358    2329295420.5 1185755       0       0       0       0
>0       0  691.4864017.08-8821.89108995051023716310237163       0       0
> 0       0       0       0       0       0       0       0      0.0052801
1.32E+08    2391    2358289286.3 1598813       0       0       0       0
>0       0    116947160.01 8821.89110629191039113710391137       0       0
> 0       0       0       0       0       0       0       0    0.004303462

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p


              0        0.00710384       0       0       0                   0.0
>83
                                                        0                   0.0
>82
                                         BankruptREO     Total   Total   Total
>
>           Total                   Total           Total
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0       0.007103839       0       0       0  Jul-99  129.37 0.082
>24                                                0.0100270.9899730.010309
>   0.010309  0.11390.116924        0.116924       0
              0         0.0052801       0       0       0  Jun-99130.9873 0.082
>28                                                0.0089710.991029
>   0.0104490.102499                0.118432       0
              0       0.004303462       0       0       0  May-99132.4685 0.082
>34                                                0.0119250.988075
>   0.0119250.134082                0.134082       0


              0                 0       0       0       0

                                         BankruptREO     MortgageMortgageMortga
>ge Pass-Through Certificates
>           Mortgage Pass-Through CeMortgage Pass-ThMortgage Pass-Through Ce
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa1or 2 padel_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA


              0                 0       0       0       0

                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA


              0                 0       0       0       0

                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA


              0                 0       0       0       0

                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA


>
>                                  Printing Pages         Starting# Pages # Pag
>es
Total   Total
>
>                         1       1Contents                       1       1
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA  3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity                      2       2Certificate Payment Repo       2       2
>  0
        1310.273       0       1       0               0       0       0
>        0
>                         3       3Collection Account Repor       4       3
>  0
        1185.755       0       1                       0       0
>        0
>                         4       4Credit Enhancement Repor       7       1
        1598.813       0       1                       0       0
>        0
>                         5        Collateral Report                      0
>  0

>
>                         6       5Delinquency Report             8       1
>  0

>
>                         7        REO Report                             0

>
>                         8        Foreclosure Report                     0

>
>                         9        Prepayment Report                      0
>  0

>
>                        10        Prepayment Detail Report               0

>
>                        11        Realized Loss Report                   0
>  0

>
>                        12        Realized Loss Detail Report            0

>
>                        13       6Triggers, Adj. Rate Cert       9       1

>
>                        14       7Other Related Informatio      10       1

>
>                        15        Additional Certificate Report          0

>
>                        16        Historical Certificate Payment Report

>
>                        17        Credit Ratings

>
>                  Total   Total   Total Number of Pages         10

MortgageMortgage Pass-Through Certificates              Mortgage Pass-Through C
>ertificatMortgage Pass-Through CertificatMortgage Pass-Through Certificates
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA  3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity

CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA  12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity

CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA  12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity

CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA   12MSDA CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity

# Pages Total # # Standard Pgs per Report
               1               1
       0       2       2       1
       0       3       3       1
               1       1       1
       0       0       3       0
       0       1       1       1
               0               0
               0               0
       0       0       3       0
               0               0
       0       0       3       0
               0               0
               1       1       1
               1               1
               0       1       0
               0               0
               0               0
              10